                                                                   EXHIBIT 99(b)

                                           FORM OF NOTICE OF GUARANTEED DELIVERY

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                          NOTICE OF GUARANTEED DELIVERY

                              Offer to Exchange its
                      5.65% Exchange Senior Notes due 2013
                        which have been registered under
                     the Securities Act of 1933, as amended,
                       for any and all of its outstanding
                           5.65% Senior Notes due 2013
                   that were issued and sold in a transaction
                exempt from registration under the Securities Act

                 PURSUANT TO THE PROSPECTUS DATED ________, 2004

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 5.65% Senior Notes due 2013 (the "Original Notes") are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to JPMorgan Chase Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

        The Exchange Agent for the Exchange Offer Is: JPMorgan Chase Bank



    By Regular,Certified or
       Registered Mail:                    By Hand:                       By Courier:                        By Facsimile:

      JPMorgan Chase Bank             JPMorgan Chase Bank             JPMorgan Chase Bank                  Attn: Frank Ivins
 Institutional Trust Services         Institutional Trust         Institutional Trust Services               (214) 468-6494
         P.O. Box 2320                  Services Window           2001 Bryan Street, 9th Floor
     Dallas, TX 75221-2320        4 New York Plaza, 1st Floor           Dallas, TX 75201                To Confirm by Telephone:
       Attn: Frank Ivins            New York, NY 10004-2413          Attention: Frank Ivins
                                                                                                             (214) 468-6464

                      For Information Call: (800) 275-2048

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

         The undersigned hereby tenders to The Cleveland Electric Illuminating Company, an Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ______ , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Original Notes."

                                       Certificate         Principal         Principal
                                         Numbers            Amount             Amount
Name(s) and Address(es) of Holder(s)  (if available)      Represented        Tendered*
                                                         $                   $

                                                         $                   $

                                                         $                   $


* Must be in integral multiples of $1,000.

If Original Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X_______________________________________________________________________________

X_______________________________________________________________________________
SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

DATE: __________________________________________________________________________

AREA CODE AND TELEPHONE NO.:  __________________________________________________

         Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                      Please print name(s) and address(es)

NAME:  _________________________________________________________________________

CAPACITY:  _____________________________________________________________________

ADDRESS (INCLUDING ZIP CODE):  _________________________________________________
                               _________________________________________________

                              GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal with any required signature guarantees (or facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers and the Original Notes tendered hereby (or a book-entry confirmation) to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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                               SIGNATURE GUARANTEE

_______________________________________________________
(AUTHORIZED SIGNATURE)

_______________________________________________________
(PRINTED NAME)

_______________________________________________________
(TITLE)

_______________________________________________________
(NAME OF FIRM)

_______________________________________________________
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
FIRM)

DATE:  ___________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.